UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2014

National Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

410 Park Avenue, 14th Floor, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

(212) 417-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

On June 23, 2014, National Holdings Corporation (the “Company”), as approved by the Company’s Audit Committee (the “Audit Committee”) and ratified by the Company’s Board of Directors, dismissed RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm.

The audit reports of RBSM on the consolidated financial statements of the Company as of September 30, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended September 30, 2013 and 2012 and through the date of this Current Report on Form 8-K, there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to RBSM’s satisfaction, would have caused RBSM to make reference to the matter in connection with its report on the Company’s consolidated financial statements for the relevant years. Additionally, during the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, there have been no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the above disclosure to RBSM and requested that RBSM provide a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of the letter from RBSM dated June 25, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Additionally, on June 23, 2014, the Audit Committee, after a thorough and competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending September 30, 2014, authorized management to engage EisnerAmper LLP (“Eisner”) as the Company’s independent registered accounting firm for the year ending September 30, 2014. During the Company’s two most recent fiscal years ended September 30, 2013 and 2012 and through the date of this Current Report on Form 8-K, neither the Company, nor anyone on its behalf, consulted with Eisner regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Eisner concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

16.1 Letter dated June 25, 2014 from RBSM LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation
(Registrant)

Date: June 25, 2014	By:	/s/ Mark Klein
Mark Klein
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated June 25, 2014 from RBSM LLP to the Securities and Exchange Commission